Exhibit 10.5


                      IN THE UNITED STATES DISTRICT COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

In re:                              )
                                    )  USDC No. 01 C 7255
COMDISCO, INC.                      )  USBC No. 01 B 24795
et al.,                             )
                                    )  Hon. David H. Coar
                                    )
                  Debtors.          )


                  AGREED MOTION FOR DISMISSAL WITH PREJUDICE

         Pursuant to Federal Rule of Bankruptcy Procedure 8001(c)(2), appellant Official Committee of Unsecured Creditors of Comdisco, Inc. et al. (the "Creditors Committee") and appellees Comdisco, Inc., et al. (the "Debtors" or "Comdisco"), the parties to this appeal (collectively, the "Parties"), hereby move this Court as follows:

         1. This appeal arises from a dispute regarding the Debtors' assumption of the pre-petition employment agreement (the "Employment Agreement") of the Debtors' chief executive officer, Mr. Norman P. Blake, Jr. (the "Executive"), a copy of which is found at Tab 6 in the record on appeal (the "Record"). On August 30, 2001, the United States Bankruptcy Court for the Northern District of Illinois entered an order approving the Debtors' assumption of the Employment Agreement (the "Bankruptcy Court Order"). Paragraph 3 of the Bankruptcy Court Order, which is found at tab 11 in the Record, incorporated an agreement between the Debtors and the Executive to cap the Executive's total compensation under both the incentive and severance provisions of the Employment Agreement, including without limitation ss.ss. 2 and 4 of the Employment Agreement, to a maximum of $9.6 million in the aggregate.

         2. The Parties, in a good faith effort to resolve this dispute, have agreed to settle and compromise this appeal by agreeing to limit the Executive's total compensation under both the incentive and severance provisions of the Employment Agreement, including without limitation ss.ss. 2 and 4 of the Employment Agreement, to a maximum of $7.25 million in the aggregate. The Parties have not agreed to modify, and have not modified, any other provision or term of the Employment Agreement or Bankruptcy Court Order.

         3. The Parties attach hereto an Agreed Order for Dismissal With Prejudice incorporating the Parties' settlement and resolving this matter in full.

         4. The Parties therefore request that this Court enter the Agreed Order dismissing this appeal with prejudice pursuant to the terms set forth therein.

         WHEREFORE, for the reasons set forth above, the Parties respectfully request that this Court grant this Agreed Motion and enter the Agreed Order dismissing the above-captioned appeal with prejudice.

Dated:    March 7, 2002

                                            Respectfully submitted,

/s/ William J. Barrett                      /s/ Christina M. Tchen
---------------------------------           ---------------------------------
William J. Barrett                          Christina M. Tchen
Melissa B. Glass                            Matthew R. Kipp
GARDNER, CARTON & DOUGLAS                   Ryan J. Rohlfsen
321 North Clark Street                      SKADDEN, ARPS, SLATE,
Chicago, IL 60610-4795                        MEAGHER & FLOM (ILLINOIS)
(312) 644-3000                              333 West Wacker Drive, Suite 2100
                                            Chicago, Illinois  60606-1285
Attorneys for Appellants                   (312) 407-0700
Official Committee of
  Unsecured Creditors                       Attorneys for Appellees Comdisco,
of Comdisco, Inc. et al.                      Inc.,
                                            et al., Debtors and Debtors-in-
                                            Possession

                      IN THE UNITED STATES DISTRICT COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

In re:                          )
                                )  USDC No. 01 C 7255
COMDISCO, INC.                  )  USBC No. 01 B 24795
et al.,                         )
                                )  Hon. David H. Coar
                                )
                  Debtors.      )


                   AGREED ORDER FOR DISMISSAL WITH PREJUDICE

         This matter having come before the Court on the parties' Agreed Motion for Dismissal With Prejudice, dated March 7, 2002, of appellant Official Committee of Unsecured Creditors of Comdisco, Inc. et al. (the "Creditors Committee") and appellees Comdisco, Inc., et al. (the "Debtors" or "Comdisco"); and the Court having reviewed the Agreed Motion, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED THAT:

         1. The Agreed Motion be, and it hereby is, GRANTED.

         2. Pursuant to the parties' agreement, the Employment Agreement is hereby modified such that the total maximum compensation that the Debtors' chief executive officer, Mr. Norman P. Blake, Jr., can receive under both the incentive and severance provisions of the Employment Agreement, including without limitation ss.ss. 2 and 4 of the Employment Agreement, shall not exceed $7.25 million in the aggregate. No other terms of the Employment Agreement, or the order of the Bankruptcy Court below, are modified or altered.

         3. This appeal is hereby dismissed with prejudice, with each party to bear its own costs.

IT IS SO ORDERED.

                                           Entered:

Dated: March 14, 2002                      /s/ David H. Coar
                                           ----------------------------
                                           HONORABLE DAVID H. COAR
                                           UNITED STATES DISTRICT JUDGE